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          T. ROWE PRICE
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          GROWTH STOCK FUND, INC.
          Supplement to Prospectus dated May 1, 1996
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          Effective February 24, 1997, the paragraph entitled "Portfolio
          Management" on page 11 of the Prospectus in the section entitled "Organization and Management," will be replaced with the following:

          Portfolio Management. The fund has an Investment Advisory Committee composed of the following members: Robert W. Smith, Chairman, Charles A. Morris, Larry J. Puglia, and Daniel Theriault. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund's investment program. Mr. Smith was appointed as the fund's chairman in 1997. Mr. Smith joined T. Rowe Price in 1992 and has been managing investments since 1988.

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          The date of this supplement is February 24, 1997.
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